SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

September 29, 2005

Date of report (Date of earliest event reported)

ARCHER-DANIELS-MIDLAND COMPANY

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-44	41-0129150

(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4666 Faries Parkway
Decatur, Illinois		62526

(Address of Principal Executive Offices)		(Zip Code)

(217) 424-5200

(Registrant’s Telephone Number, Including Area Code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
In connection with the September 15, 2005 retirement of Paul B. Mulhollem from his position as President and Chief Operating Officer of Archer-Daniels-Midland Company (the “Company”), the Company entered into a separation agreement with Mr. Mulhollem (the “Agreement”) on September 29, 2005. All terms of the Agreement are set forth in the copy of the Agreement filed as Exhibit 10 hereto. Such Exhibit 10 is incorporated by reference into this Item 1.01 in its entirety.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits
10       Agreement between Archer-Daniels-Midland Company and Paul B. Mulhollem dated September 29, 2005

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCHER-DANIELS-MIDLAND COMPANY
Date: September 30, 2005	/s/ Douglas J. Schmalz
Douglas J. Schmalz
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

No.	Description	Manner of Filing
10	Agreement between Archer-Daniels-Midland Company and Paul B. Mulhollem dated September 29, 2005.	Filed Electronically